                                              OppenheimerFunds, Inc.
                                                498 Seventh Avenue
                                             New York, New York 10018

February 27, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

                  Re:      Oppenheimer Quest For Value Funds
                           Reg. No. 33-15489; File No. 811-5225
                           Written Representation of Counsel
                           ---------------------------------

To the Securities and Exchange Commission:

         On behalf of  Oppenheimer  Quest For Value  Funds  (the  "Registrant")  (a  Massachusetts  business  trust consisting of the following series:  Oppenheimer  Quest  Opportunity  Value Fund,  Oppenheimer Quest Balanced Value
Fund and  Oppenheimer  Small Cap Value Fund) and pursuant to Paragraph  (b)(4) of Rule 485 under the Securities Act of 1933,  as amended (the "1933 Act"),  and in connection  with the Amendment on Form N-1A which is  Post-Effective
Amendment  No.  50 to  the  1933  Act  Registration  Statement  of  the  Registrant  and  Amendment  No.  52 to its
Registration  Statement  under the  Investment  Company  Act of 1940,  as amended,  the  undersigned  counsel,  who prepared or reviewed such  Amendment,  hereby  represents to the Commission,  for filing with such Amendment,  that said  Amendment  does not contain  disclosures  which would render it  ineligible to become  effective  pursuant to paragraph (b) of Rule 485.

                                                              Sincerely,

                                                              /s/ Merryl Hoffman
                                                              -------------------
                                                              Merryl Hoffman
                                                              Vice President and
                                                              Senior Counsel
                                                              (212) 323-0248

rep_letter02(b)